UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2020

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			74-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.
Depositary Shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On April 9, 2020, Vectren Utility Services, Inc., an Indiana corporation and a wholly-owned subsidiary of CenterPoint Energy, Inc. (the “Company”), completed the sale of all of the outstanding equity interests of MMN Infrastructure Services, LLC (f/k/a Vectren Infrastructure Services Corporation), an Indiana limited liability company and a subsidiary of the Company (the “Transaction”) to PowerTeam Services, LLC, a Delaware limited liability company (the “Buyer”), for approximately $850 million in cash (subject to customary adjustments), pursuant to the Securities Purchase Agreement (the “Purchase Agreement”) dated February 3, 2020, by and among the Company, the Buyer, and, solely for purposes of Section 10.17 of the Purchase Agreement, Vectren Corporation, an Indiana corporation, pursuant to which the Company sold its infrastructure services reportable segment to the Buyer.
The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 3, 2020 and the terms of which are incorporated by reference herein.
Unaudited Pro Forma Condensed Consolidated Financial Information
The unaudited pro forma condensed consolidated financial information of the Company as of and for the year ended December 31, 2019 giving effect to the Transaction, including such information required by Article 11 of Regulation S-X, is set forth in Exhibit 99.1 hereto and incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure.

On April 9, 2020, the Company issued a press release announcing, among other things, the completion of the Transaction. A copy of this press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished in Item 7.01 and Exhibit 99.2 are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.
The unaudited pro forma condensed consolidated financial information of the Company as of and for the year ended December 31, 2019 giving effect to the Transaction, including such information required by Article 11 of Regulation S-X, is set forth in Exhibit 99.1 hereto and incorporated herein by reference.
(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of the Company as of and for the year ended December 31, 2019
99.2	Press Release issued by the Company on April 9, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 9, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel